FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00248

ADAMS DIVERSIFIED EQUITY FUND, INC.

(Exact name of registrant as specified in charter)

500 East Pratt Street, Suite 1300, Baltimore, Maryland 21202

(Address of principal executive offices)

Janis F. Kerns
Adams Diversified Equity Fund, Inc.
500 East Pratt Street, Suite 1300
Baltimore, Maryland 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 752-5900

Date of fiscal year end: December 31

Date of reporting period: June 30, 2022

Item 1. Reports to Stockholders.

ADAMS
DIVERSIFIED EQUITY FUND

SEMI-ANNUAL REPORT
JUNE 30, 2022
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Letter to Shareholders

Dear Fellow Shareholders,
In the first six months of 2022, investors faced a long list of challenges that drove market volatility and heightened concerns about a potential recession. Inflation continued to run hot, with the U.S. Consumer Price Index accelerating to a 42-year high annual rate of 9.1% in June. Persistent supply-chain disruptions, the war in Ukraine, and COVID-19 lockdowns in China drove further price increases across virtually every category—food, housing, energy, producer goods, and wages—around the globe. The U.S. Federal Reserve (Fed) raised the Federal Funds rate by 75 basis points in June, following smaller hikes in March and May, as the central bank attempts to rein in inflation without pushing the economy into recession. In late June, Fed Chair Jerome Powell acknowledged the risk, but said restoring price stability is the central bank’s primary goal.
“In times like these, stock selection becomes increasingly important, and we remain focused on executing our disciplined investment approach.”

The S&P 500 Index entered a bear market (down 20% from early January’s all-time high) in early June for the seventh time in the last 50 years. The Index finished the first half with a -20.0% return, its weakest performance over the first two quarters of the year since 1970. Our Fund slightly outperformed the benchmark, returning -19.7%.
Energy was the only S&P 500 sector to advance in the first half of 2022, generating a 31.8% return. An imbalance between supply and demand, exacerbated by the war in Ukraine, continued to put upward pressure on oil prices. West Texas Intermediate crude oil prices rose almost 40% in the first six months of the year, reaching a 13-year high of over $120-per-barrel, before pulling back slightly to close the period. Other than Energy, defensive sectors such as Utilities and Consumer Staples were the best performers in the Index. The Consumer Discretionary, Communication Services, and Technology sectors, which led markets higher over the last decade-plus and through the bull market that began in early 2020, were the weakest performers.
The big question, amid the pressure points of inflation and interest rate hikes, is the resiliency of the American consumer, a key driver of economic growth since the depths of the pandemic. Consumer sentiment fell to its lowest level ever in June, according to a closely watched survey by the University of Michigan, and consumer spending has shown signs of slowing. Recession fears continued to grow, with a June survey revealing that nearly 70% of economists expect a U.S. recession in 2023. Yet, the job market has not faltered thus far, with the jobless rate in June still below December 2021 levels and fewer Americans (1.3 million)

Letter to Shareholders (continued)

collecting federal unemployment than the average level for the three years prior to the pandemic (1.7 million). That figure reached about 6.5 million during the Great Recession.
For our Fund, Industrials, Health Care, and Consumer Discretionary were the primary contributors to relative performance in the first half, while Real Estate and Financials were the biggest detractors.
Our holdings in Industrials returned -9.3%, outperforming the sector’s benchmark decline of  -16.9%. The capital goods industry drove relative gains, led by our position in Quanta Services, a leading end-to-end solutions provider to the electric power sector. We believe the company will be a prime beneficiary of the significant investment in utility infrastructure necessary to support the expected increase in electricity demand implied by a greater focus on renewable energy sources.
The Health Care sector, which outperformed the S&P 500 Index by more than ten percentage points during the first half of 2022, also contributed on a relative basis. Our overweight position in managed care companies, including UnitedHealth Group and Centene Corporation, benefited the Fund as they continue to show strong profitability even in a less certain economic environment. Our position in Eli Lilly also had a positive impact on performance. It is our belief Lilly has the best growth profile among the large pharmaceutical companies and offers the most potential for positive earnings revisions going forward.
Our investments in the Real Estate sector, which make up a small percentage of the Fund, generated a return of  -31.7%, lagging the benchmark’s -20.0% return. The sector is sensitive to interest rate increases, and mortgage rates surged in June to their highest level since 2008. Retail REITs, and an overweight position in Simon Property Group in particular, weighed on relative performance. Our position in Prologis also detracted from performance. The company, which is the nation’s largest provider of warehouse space, was adversely impacted by news that Amazon.com expects to slow the growth rate of its demand for warehouse space.
Looking ahead, we recognize that investors are concerned about volatility, inflation, and a potential recession. We will continue to closely monitor all of these macroeconomic stress points. However, as we head into the second half of 2022, we feel as though the market has already priced in a mild recession, and it is far from certain that a recession is imminent, or that inflation will heat up further. When the Fed takes dramatic action, as it has recently, those moves take time to work through the system and it will likely be a while before there is clarity. In times like these, stock selection becomes increasingly important, and we remain focused on executing our disciplined investment approach.

Letter to Shareholders (continued)

For the six months ended June 30, 2022, the total return on the Fund’s net asset value (“NAV”) per share (with dividends and capital gains reinvested) was -19.7%. This compares to a -20.0% total return for both the S&P 500 and the Morningstar U.S. Large Blend category over the same time period. The total return on the market price of the Fund’s shares for the period was -20.5%.
For the twelve months ended June 30, 2022, the Fund’s total return on NAV was -9.4%. Comparable figures for the S&P 500 and the Morningstar U.S. Large Blend category were -10.6% and -11.6%, respectively. The Fund’s total return on market price was -10.2%.
During the first half of this year, the Fund paid distributions to shareholders in the amount of $11.8 million, or $.10 per share, consisting of  $.01 short-term capital gain and $.02 long-term capital gain, realized in 2021, and $.07 of net investment income realized in 2022, all taxable in 2022. On July 21, 2022, an additional net investment income dividend of  $.05 per share was declared for payment on September 1, 2022. These constitute the first three payments toward our annual 6% minimum distribution rate commitment.
We recognize the first half of 2022 has not been easy. Given the range of concerns, including the Fed’s efforts to engineer a soft landing and the war in Ukraine, the market feels a little uncertain as we look ahead to the rest of the year. It is times like these when a dose of perspective can be helpful. From March of 2009, when the S&P 500 touched a Great Recession bottom, the index advanced more than 800% through the beginning of 2022, gaining nearly 19% annually. But it was not always a smooth ride. That period featured no fewer than six double-digit pullbacks, including a decline of more than 30% at the onset of the pandemic.
We do not make predictions about macroeconomic factors or the direction of the market. However, decades of investment experience have given us important perspective: don’t let fear dictate your investment philosophy or alter your long-term plan. Periodic downturns and bear markets are part of investing, and they are healthy for long-term investors. At some point, they provide opportunities. We appreciate the opportunity to help you reach your investment goals and remain focused on delivering consistent returns over the long term.
By order of the Board of Directors,
Mark E. Stoeckle
Chief Executive Officer & President
July 21, 2022

Portfolio Highlights

June 30, 2022
(unaudited)
Ten Largest Equity Portfolio Holdings
	Market Value	Percent of Net Assets
Microsoft Corporation	$158,746,623	7.5%
Apple Inc.	134,491,464	6.3
Alphabet Inc. Class A	97,630,848	4.6
Amazon.com, Inc.	58,404,879	2.8
UnitedHealth Group Incorporated	51,003,459	2.4
Adams Natural Resources Fund, Inc.*	42,576,490	2.0
Eli Lilly and Company	41,566,286	2.0
Mastercard Incorporated Class A	37,699,860	1.8
Thermo Fisher Scientific Inc.	37,269,008	1.8
Bank of America Corp.	35,749,692	1.7
	$695,138,609	32.9%

*
Non-controlled affiliated closed-end fund

Sector Weightings

30%
25%
20%
15%
10%
5%
0%
Communi-cation Services
Consumer Discretionary
Consumer Staples
Energy
Financials
Health Care
Industrials
Information Technology
Materials
Real Estate
Utilities

Statement of Assets and Liabilities

June 30, 2022
(unaudited)
Assets
Investments at value*:
Common stocks:
Unaffiliated issuers (cost $1,418,373,218)	$2,062,213,208
Non-controlled affiliate (cost $33,970,033)	42,576,490
Other investment in controlled affiliate (cost $150,000)	466,000
Short-term investments (cost $16,090,135)	16,090,250	$2,121,345,948
Cash		246,372
Investment securities sold		34,422,625
Dividends receivable		888,645
Prepaid expenses and other assets		4,469,376
Total Assets		2,161,372,966

Liabilities
Investment securities purchased		35,625,557
Due to officers and directors (note 8)		2,367,492
Accrued expenses and other liabilities		4,750,539
Total Liabilities		42,743,588
Net Assets		$2,118,629,378

Net Assets
Common Stock at par value $0.001 per share, authorized 150,000,000 shares; issued and outstanding 117,873,571 shares (includes 33,689 deferred stock units) (note 7)		$117,874
Additional capital surplus		1,400,250,196
Total distributable earnings (loss)		718,261,308
Net Assets Applicable to Common Stock		$2,118,629,378
Net Asset Value Per Share of Common Stock		$17.97

*
See Schedule of Investments beginning on page 15.

The accompanying notes are an integral part of the financial statements.

Statement of Operations

Six Months Ended June 30, 2022
(unaudited)
Investment Income
Income:
Dividends (includes $415,487 from affiliates)	$16,392,118
Other income	28,940
Total Income	16,421,058
Expenses:
Investment research compensation and benefits	3,775,274
Administration and operations compensation and benefits	1,490,274
Occupancy and other office expenses	399,892
Investment data services	408,684
Directors’ compensation	252,833
Shareholder reports and communications	195,555
Transfer agent, custody, and listing fees	198,639
Accounting, recordkeeping, and other professional fees	186,061
Insurance	92,397
Audit and tax services	64,303
Total Expenses	7,063,912
Net Investment Income	9,357,146

Realized Gain (Loss) and Change in Unrealized Appreciation
Net realized gain (loss) on investments	70,575,262
Net realized gain distributed by non-controlled affiliate	21,868
Change in unrealized appreciation on investments (includes $6,450,983 from affiliates)	(602,090,504)
Net Gain (Loss)	(531,493,374)
Change in Net Assets from Operations	$(522,136,228)
The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

	(unaudited) Six Months Ended June 30, 2022	Year Ended December 31, 2021
From Operations:
Net investment income	$9,357,146	$19,062,427
Net realized gain (loss)	70,597,130	308,581,793
Change in unrealized appreciation	(602,090,504)	297,447,132
Change in Net Assets from Operations	(522,136,228)	625,091,352

Distributions to Shareholders from:
Total distributable earnings	(11,787,283)	(330,861,024)

From Capital Share Transactions:
Value of shares issued in payment of distributions (note 5)	25,011	131,024,412
Total Change in Net Assets	(533,898,500)	425,254,740

Net Assets:
Beginning of period	2,652,527,878	2,227,273,138
End of period	$2,118,629,378	$2,652,527,878
The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements (unaudited)

Adams Diversified Equity Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 (“1940 Act”) as a diversified investment company. The Fund is an internally managed closed-end fund whose investment objectives are preservation of capital, the attainment of reasonable income from investments, and an opportunity for capital appreciation.
1. SIGNIFICANT ACCOUNTING POLICIES
Basis of Presentation — The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies, which require the use of estimates by Fund management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates and the valuations reflected in the financial statements may differ from the value the Fund ultimately realizes. Additionally, unpredictable events such as natural disasters, war, terrorism, global pandemics, and similar public health threats may significantly affect the economy, markets, and companies in which the Fund invests. The Fund could be negatively impacted if the value of portfolio holdings are harmed by such events.
Affiliates — The 1940 Act defines “affiliated companies” as those companies in which the Fund owns 5% or more of the outstanding voting securities. Additionally, those companies in which the Fund owns more than 25% of the outstanding voting securities are considered to be “controlled” by the Fund. The Fund and its affiliates, Adams Natural Resources Fund, Inc. (“PEO”) and Adams Funds Advisers, LLC (“AFA”), have a shared management team.
PEO — The Fund owns 2,186,774 shares of PEO, a non-diversified, closed-end investment company, representing 8.9% of its outstanding shares. The Fund accounts for PEO as a portfolio investment that meets the definition of a non-controlled affiliate. Directors of the Fund are also directors of PEO.
AFA — In April 2015, Fund shareholders authorized the Fund to provide investment advisory services to external parties, and the Securities and Exchange Commission granted no-action relief under section 12(d)(3) of the 1940 Act to allow the Fund to create a separate, wholly-owned entity for this purpose. The Fund provided the initial capital for the start-up costs of AFA, a Maryland limited liability company, and the Fund is the sole member and General Manager, as provided by the Operating Agreement between AFA and the Fund. This structure mitigates the risk of potential liabilities for the Fund associated with any claims that may arise against AFA during the ordinary course of conducting its business. Given that AFA is an operating company that provides no services to the Fund, the Fund accounts for AFA as a portfolio investment that meets the definition of a controlled affiliate.
AFA’s profit is dependent on it having assets under management. At June 30, 2022, AFA had no assets under management. Failure to develop new relationships will impact AFA’s ability to generate revenue, and accordingly, the Fund’s valuation of its investment in AFA. While unlikely, to the extent that AFA’s operating costs exceed its assets held, the Fund may be required to provide additional capital to AFA to sustain its operations. For tax purposes, AFA’s operating income (or loss) is consolidated with that of the Fund.
Expenses — The Fund and its affiliates share personnel, systems, and other infrastructure items and are charged a portion of the shared expenses. To protect the Fund from potential conflicts of interest, policies and procedures are in place covering the sharing of expenses among the entities. Expenses solely attributable to an entity are

Notes to Financial Statements (continued)

charged to that entity. Expenses that are not solely attributable to one entity are allocated in accordance with the Fund’s expense sharing policy. The Fund’s policy dictates that expenses, other than those related to personnel, are attributed to AFA based on the average estimated amount of time spent by all personnel on AFA-related activities relative to overall job functions; the remaining portion is attributed to the Fund and PEO based on relative net assets. Personnel-related expenses are attributed to AFA based on the individual’s time spent on AFA-related activities; the remaining portion is attributed to the Fund and PEO based on relative market values of portfolio securities covered for research staff and relative net assets for all others. Expense allocations are updated quarterly. Because AFA has no assets under management, only those expenses directly attributable to AFA are charged to AFA.
For the six months ended June 30, 2022, shared expenses totaled $8,819,111, of which $1,754,385 and $814 were charged to PEO and AFA, respectively, in accordance with the Fund’s expense sharing policy. There were no amounts due to, or due from, its affiliates at June 30, 2022.
Investment Transactions, Investment Income, and Distributions — The Fund's investment decisions are made by the portfolio management team with recommendations from the research staff. Policies and procedures are in place covering the allocation of investment opportunities among the Fund and its affiliates to protect the Fund from potential conflicts of interest. Investment transactions are accounted for on trade date. Realized gains and losses on sales of investments are recorded on the basis of specific identification. Dividend income and distributions to shareholders are recognized on the ex-dividend date.
Valuation — The Fund’s financial instruments are reported at fair value, which is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund has a Valuation Committee (“Committee”) so that financial instruments are appropriately priced at fair value in accordance with GAAP and the 1940 Act. Subject to oversight and approval by the Board of Directors, the Committee establishes methodologies and procedures to value securities for which market quotations are not readily available.
GAAP establishes the following hierarchy that categorizes the inputs used to measure fair value:
•
Level 1 — fair value is determined based on market data obtained from independent sources; for example, quoted prices in active markets for identical investments;

•
Level 2 — fair value is determined using other assumptions obtained from independent sources; for example, quoted prices for similar investments;

•
Level 3 — fair value is determined using the Fund’s own assumptions, developed based on the best information available under the circumstances.

Investments in securities traded on national exchanges are valued at the last reported sale price as of the close of regular trading on the relevant exchange on the day of valuation. Over-the-counter and listed equity securities for which a sale price is not available are valued at the last quoted bid price. Money market funds are valued at net asset value. These securities are generally categorized as Level 1 in the hierarchy.
Total return swap agreements are valued using independent, observable inputs, including underlying security prices, dividends, and interest rates. These securities are generally categorized as Level 2 in the hierarchy.

Notes to Financial Statements (continued)

The Fund’s investment in its controlled affiliate, AFA, is valued by methods deemed reasonable in good faith by the Committee. Because AFA has no client assets under management, the Committee uses AFA’s total assets, comprised solely of cash, to approximate fair value. There was no uncertainty surrounding this input at the reporting date. Fair value determinations are reviewed on a regular basis and updated as needed. Given the absence of market quotations or observable inputs, the Fund’s investment in AFA is categorized as Level 3 in the hierarchy.
At June 30, 2022, the Fund’s financial instruments were classified as follows:
	Level 1	Level 2	Level 3	Total
Assets:
Common stocks	$2,104,789,698	$—	$—	$2,104,789,698
Other investments	—	—	466,000	466,000
Short-term investments	16,090,250	—	—	16,090,250
Total investments	$2,120,879,948	$—	$466,000	$2,121,345,948

The following is a reconciliation of the change in the value of Level 3 investments:
Balance at December 31, 2021				$466,000
Purchases				—
Change in unrealized appreciation on investments in the Statement of Operations				—
Balance at June 30, 2022				$466,000
2. FEDERAL INCOME TAXES
No federal income tax provision is required since the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income and gains to its shareholders. Additionally, management has analyzed the tax positions included in federal income tax returns from the previous three years that remain subject to examination, and concluded no provision was required. Any income tax-related interest or penalties would be recognized as income tax expense. At June 30, 2022, the identified cost of securities for federal income tax purposes was $1,470,134,181 and net unrealized appreciation aggregated $651,211,767, consisting of gross unrealized appreciation of $751,658,182 and gross unrealized depreciation of $100,446,415.
Distributions are determined in accordance with the Fund’s annual 6% minimum distribution rate commitment, based on the Fund’s average market price, and income tax regulations, which may differ from GAAP. Such differences are primarily related to the Fund’s retirement plans, equity-based compensation, wash sales, tax straddles for total return swaps, and investment in AFA. Differences that are permanent are reclassified in the capital accounts of the Fund’s annual financial statements and have no impact on net assets.
3. INVESTMENT TRANSACTIONS
Purchases and sales of portfolio investments, other than short-term investments, securities lending collateral, and derivative transactions, during the six months ended June 30, 2022 were $931,679,300 and $931,834,718, respectively.

Notes to Financial Statements (continued)

4. DERIVATIVES
The Fund may invest in derivative instruments. The Fund uses derivatives for a variety of purposes, including, but not limited to, the ability to gain or limit exposure to particular market sectors or securities, to provide additional capital gains, to limit equity price risk in the normal course of pursuing its investment objectives, and/or to obtain leverage.
Total Return Swap Agreements — The Fund utilizes total return swap agreements in carrying out a paired trade strategy, where it enters into a long contract for a single stock and a short contract for a sector exchange-traded fund in comparable notional amounts. Total return swap agreements involve commitments based on a notional amount to pay interest in exchange for a market-linked return of a reference security. Upon closing a long contract, the Fund will receive a payment to the extent the total return of the reference security is positive for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is negative for the contract period. Upon closing a short contract, the Fund will receive a payment to the extent the total return of the reference security is negative for the contract period and exceeds the offsetting interest rate obligation or will make a payment if the total return is positive for the contract period. The fair value of each total return swap agreement is determined daily and the change in value is recorded as a change in unrealized appreciation on total return swap agreements in the Statement of Operations. Payments received or made upon termination during the period are recorded as a realized gain or loss on total return swap agreements in the Statement of Operations.
Total return swap agreements entail risks associated with counterparty credit, liquidity, and equity price risk. Such risks include that the Fund or the counterparty may default on its obligation, that there is no liquid market for these agreements, and that there may be unfavorable changes in the price of the reference security. To mitigate the Fund’s counterparty credit risk, the Fund enters into master netting and collateral arrangements with the counterparty. A master netting agreement allows either party to terminate the agreement prior to termination date and provides the ability to offset amounts the Fund owes the counterparty against the amounts the counterparty owes the Fund for a single net settlement. The Fund’s policy is to net all derivative instruments subject to a netting agreement and offset the value of derivative liabilities against the value of derivative assets. The net cumulative unrealized gain (asset) on open total return swap agreements or the net cumulative unrealized loss (liability) on open total return swap agreements is presented in the Statement of Assets and Liabilities. At June 30, 2022, there were no open total return swap agreements. During the six months ended June 30, 2022, the Fund did not invest in total return swap agreements.
A collateral arrangement requires each party to provide collateral with a value, adjusted daily and subject to a minimum transfer amount, equal to the net amount owed to the other party under the agreement. The counterparty provides cash collateral to the Fund and the Fund provides collateral by segregating portfolio securities, subject to a valuation allowance, into a tri-party account at its custodian. At June 30, 2022, there were no securities pledged as collateral and no cash collateral was held by the Fund.
5. CAPITAL STOCK
The Fund has 10,000,000 authorized and unissued preferred shares, $0.001 par value.
During the six months ended June 30, 2022, the Fund issued 1,393 shares of its Common Stock at a weighted average price of $17.91 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.

Notes to Financial Statements (continued)

On December 22, 2021, the Fund issued 6,840,167 shares of its Common Stock at a price of $19.14 per share (the average market price on December 8, 2021) to shareholders of record November 22, 2021, who elected to take stock in payment of the year-end distribution. During the year ended December 31, 2021, the Fund issued 5,446 shares of Common Stock at a weighted average price of $19.03 per share as dividend equivalents to holders of deferred stock units under the 2005 Equity Incentive Compensation Plan.
The Fund may purchase shares of its Common Stock from time to time, in accordance with parameters set by the Board of Directors, at such prices and amounts as the portfolio management team deems appropriate. Additionally, the Fund will repurchase shares under the Fund’s enhanced discount management and liquidity program when the discount exceeds 15% of net asset value for at least 30 consecutive trading days. The enhanced program also provides that the Fund will engage in a proportional tender offer to repurchase shares when the discount exceeds 19% of net asset value for 30 consecutive trading days, not to exceed one such offer in any twelve-month period. Transactions in its Common Stock for 2022 and 2021 were as follows:
	Shares		Amount
	Six months ended June 30, 2022	Year ended December 31, 2021	Six months ended June 30, 2022	Year ended December 31, 2021
Shares issued in payment of distributions	1,393	6,845,613	$25,011	$131,024,412
Shares canceled	—	(895)	—	—
Net change	1,393	6,844,718	$25,011	$131,024,412
6. RETIREMENT PLANS
The Fund sponsors a qualified defined contribution plan for all employees with at least six months of service and a nonqualified defined contribution plan for eligible employees to supplement the qualified plan. The Fund matches employee contributions made to the plans and, subject to Board approval, may also make a discretionary contribution to the plans. During the six months ended June 30, 2022, the Fund recorded matching contributions of  $381,722 and a liability, representing the 2022 discretionary contribution, of  $189,445.
7. EQUITY-BASED COMPENSATION
The Fund’s 2005 Equity Incentive Compensation Plan, adopted at the 2005 Annual Meeting and reapproved at the 2010 Annual Meeting, expired on April 27, 2015. Restricted stock units granted to nonemployee directors that are 100% vested, but payment of which has been deferred at the election of the director, remain outstanding at June 30, 2022.
Outstanding awards were granted at fair market value on grant date (determined by the average of the high and low price on that date) and earn an amount equal to the Fund’s per share distribution, payable in reinvested shares, which are paid concurrently with the payment of the original share grant. A summary of the activity during the six months ended June 30, 2022 is as follows:

Notes to Financial Statements (continued)

Awards	Units	Weighted Average Grant-Date Fair Value
Balance at December 31, 2021	47,108	$13.29
Reinvested dividend equivalents	1,393	17.91
Issued	(14,812)	14.45
Balance at June 30, 2022	33,689	$12.97
At June 30, 2022, the Fund had no unrecognized compensation cost. The total fair value of awards issued during the six months ended June 30, 2022 was $270,111.
8. OFFICER AND DIRECTOR COMPENSATION
The aggregate remuneration paid by the Fund during the six months ended June 30, 2022 to officers and directors amounted to $6,460,144, of which $522,944 was paid to independent directors. These amounts represent the taxable income, including $270,111 in deferred director compensation from previous years, to the Fund’s officers and directors and, therefore, may differ from the amounts reported in the accompanying Statement of Operations that are recorded and expensed in accordance with GAAP. At June 30, 2022, $2,367,492 was due to officers and directors, representing amounts related to estimated cash compensation and estimated retirement plan discretionary contributions payable to officers, and reinvested dividend payments on deferred stock awards payable to directors.
9. PORTFOLIO SECURITIES LOANED
The Fund makes loans of securities to approved brokers to earn additional income. The loans are collateralized by cash and/or U.S. Treasury and government agency obligations valued at 102% of the value of the securities on loan. The market value of the loaned securities is calculated based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. On loans collateralized by cash, the cash collateral is invested in a registered money market fund. The Fund accounts for securities lending transactions as secured financing and retains a portion of the income from lending fees and interest on the investment of cash collateral. The Fund also continues to receive dividends on the securities loaned. Gain or loss in the fair value of securities loaned that may occur during the term of the loan will be for the account of the Fund. At June 30, 2022, the Fund had no securities on loan. The Fund is indemnified by the custodian, serving as lending agent, for the loss of loaned securities and has the right under the lending agreement to recover the securities from the borrower on demand.
10. LEASES
The Fund and its affiliates jointly lease office space and equipment under non-cancelable lease agreements expiring at various dates through 2026. Payments are made in aggregate pursuant to these agreements but are deemed variable for each entity, as the allocable portion to each entity fluctuates when applying the expense sharing policy among all affiliates at each payment date. Variable payments of this nature do not require recognition of an asset or an offsetting liability in the Statement of Assets and Liabilities and are recognized as rental expense on a straight-line basis over the lease term within occupancy and other office expenses in the Statement of Operations. During the six months ended June 30, 2022, the Fund recognized rental expense of  $194,927.

Financial Highlights

	(unaudited) Six Months Ended
	June 30, 2022	June 30, 2021	Year Ended December 31
			2021	2020	2019	2018	2017
Per Share Operating Performance
Net asset value, beginning of period	$22.50	$20.06	$20.06	$17.93	$14.89	$17.55	$15.22
Net investment income	0.08	0.07	0.17	0.20	0.20	0.20	0.22
Net realized gain (loss) and change in unrealized appreciation	(4.51)	2.93	5.42	3.01	4.31	(0.87)	3.55
Total from operations	(4.43)	3.00	5.59	3.21	4.51	(0.67)	3.77
Less distributions from:
Net investment income	(0.07)	(0.08)	(0.20)	(0.19)	(0.22)	(0.21)	(0.22)
Net realized gain	(0.03)	(0.02)	(2.78)	(0.84)	(1.20)	(1.79)	(1.16)
Total distributions	(0.10)	(0.10)	(2.98)	(1.03)	(1.42)	(2.00)	(1.38)
Capital share repurchases (note 5)	—	—	—	—	0.02	0.03	0.03
Reinvestment of distributions	—	—	(0.17)	(0.05)	(0.07)	(0.02)	(0.09)
Total capital share transactions	—	—	(0.17)	(0.05)	(0.05)	0.01	(0.06)
Net asset value, end of period	$17.97	$22.96	$22.50	$20.06	$17.93	$14.89	$17.55
Market price, end of period	$15.34	$19.77	$19.41	$17.29	$15.77	$12.62	$15.03

Total Investment Return (a)
Based on market price	-20.5%	15.0%	29.9%	16.4%	36.6%	-3.6%	29.4%
Based on net asset value	-19.7%	15.1%	29.8%	18.8%	31.6%	-2.6%	26.2%

Ratios/Supplemental Data (b)
Net assets, end of period (in millions)	$2,119	$2,549	$2,653	$2,227	$1,952	$1,581	$1,786
Ratio of expenses to average net assets	0.58%	0.61%	0.56%	0.60%	0.65%	0.56%	0.56%
Ratio of net investment income to average net assets	0.79%	0.70%	0.77%	1.12%	1.18%	1.14%	1.30%
Portfolio turnover	77.6%	78.6%	64.4%	58.7%	61.6%	58.4%	39.2%
Number of shares outstanding at end of period (in 000’s)	117,874	111,027	117,872	111,027	108,865	106,206	101,736

(a)
Total investment return is calculated assuming a purchase of a Fund share at the beginning of the period and a sale on the last day of the period reported either at net asset value or market price per share, excluding any brokerage commissions. Distributions are assumed to be reinvested at the price received in the Fund’s dividend reinvestment plan.

(b)
Ratios and portfolio turnover presented on an annualized basis.

The accompanying notes are an integral part of the financial statements.

Schedule of Investments

June 30, 2022
(unaudited)
	Shares	Value (a)
Common Stocks — 99.3%
Communication Services — 8.9%
Alphabet Inc. Class A (b)	44,800	$97,630,848
AT&T Inc.	614,600	12,882,016
Electronic Arts Inc.	93,700	11,398,605
Fox Corporation Class A	452,300	14,545,968
Meta Platforms, Inc. Class A (b)	202,300	32,620,875
T-Mobile US, Inc. (b)	63,500	8,543,290
Verizon Communications Inc.	215,300	10,926,475
		188,548,077
Consumer Discretionary — 10.5%
Amazon.com, Inc. (b)	549,900	58,404,879
Booking Holdings Inc. (b)	10,600	18,539,294
Capri Holdings Limited (b)	298,900	12,257,889
Home Depot, Inc.	23,900	6,555,053
Las Vegas Sands Corp. (b)	195,000	6,550,050
Lowe’s Companies, Inc.	48,700	8,506,429
Marriott International, Inc. Class A	94,800	12,893,748
O’Reilly Automotive, Inc. (b)	37,100	23,438,296
Target Corporation	79,900	11,284,277
Tesla, Inc. (b)	42,700	28,755,034
Ulta Beauty, Inc. (b)	57,500	22,165,100
YUM! Brands, Inc.	121,200	13,757,412
		223,107,461
Consumer Staples — 6.7%
Coca-Cola Company	165,700	10,424,187
Constellation Brands, Inc. Class A	51,900	12,095,814
Costco Wholesale Corporation	50,000	23,964,000
Molson Coors Beverage Company Class B	328,800	17,922,888
PepsiCo, Inc.	78,800	13,132,808
Philip Morris International Inc.	199,400	19,688,756
Procter & Gamble Company	158,250	22,754,767
Tyson Foods, Inc. Class A	157,100	13,520,026
Walmart Inc.	70,300	8,547,074
		142,050,320
Energy — 4.6%
Adams Natural Resources Fund, Inc. (c)(f)	2,186,774	42,576,490
ConocoPhillips	215,000	19,309,150
Marathon Petroleum Corporation	216,700	17,814,907
Pioneer Natural Resources Company	77,300	17,244,084
		96,944,631

Schedule of Investments (continued)

June 30, 2022
(unaudited)
	Shares	Value (a)
Financials — 10.4%
American International Group, Inc.	530,400	$27,119,352
Bank of America Corp.	1,148,400	35,749,692
Berkshire Hathaway Inc. Class B (b)	96,600	26,373,732
Charles Schwab Corp.	366,200	23,136,516
Financial Select Sector SPDR Fund	367,600	11,561,020
JPMorgan Chase & Co.	124,700	14,042,467
MetLife, Inc.	422,600	26,535,054
Morgan Stanley	214,800	16,337,688
Truist Financial Corporation	276,400	13,109,652
Wells Fargo & Company	711,900	27,885,123
		221,850,296
Health Care — 15.5%
Abbott Laboratories	269,400	29,270,310
AbbVie, Inc.	117,800	18,042,248
Centene Corporation (b)	294,500	24,917,645
CVS Health Corporation	385,000	35,674,100
Eli Lilly and Company	128,200	41,566,286
Health Care Select Sector SPDR Fund	140,600	18,030,544
Incyte Corporation (b)	167,800	12,747,766
Johnson & Johnson	121,800	21,620,718
Pfizer Inc.	373,700	19,593,091
Regeneron Pharmaceuticals, Inc. (b)	30,600	18,088,578
Thermo Fisher Scientific Inc.	68,600	37,269,008
UnitedHealth Group Incorporated	99,300	51,003,459
		327,823,753
Industrials — 8.3%
Caterpillar Inc.	115,100	20,575,276
General Dynamics Corporation	109,800	24,293,250
Parker-Hannifin Corporation	82,400	20,274,520
Quanta Services, Inc.	204,300	25,606,962
Raytheon Technologies Corporation	258,900	24,882,879
TransDigm Group Incorporated (b)	35,800	19,212,786
Union Pacific Corporation	118,900	25,358,992
Waste Connections, Inc.	134,300	16,647,828
		176,852,493

Schedule of Investments (continued)

June 30, 2022
(unaudited)
	Shares	Value (a)
Information Technology — 26.4%
Apple Inc.	983,700	$134,491,464
Arista Networks, Inc. (b)	149,200	13,986,008
Automatic Data Processing, Inc.	102,600	21,550,104
Cisco Systems, Inc.	271,900	11,593,816
Fidelity National Information Services, Inc.	200,300	18,361,501
Intuit Inc.	47,600	18,346,944
Lam Research Corporation	42,600	18,153,990
Mastercard Incorporated Class A	119,500	37,699,860
Micron Technology, Inc.	212,600	11,752,528
Microsoft Corporation	618,100	158,746,623
NVIDIA Corporation	208,600	31,621,674
Oracle Corporation	122,200	8,538,114
Palo Alto Networks, Inc. (b)	31,000	15,312,140
QUALCOMM Incorporated	157,500	20,119,050
Technology Select Sector SPDR Fund	41,400	5,262,768
Visa Inc. Class A	171,700	33,806,013
		559,342,597
Materials — 2.3%
Linde plc	54,000	15,526,620
LyondellBasell Industries N.V.	122,900	10,748,834
Sherwin-Williams Company	50,900	11,397,019
Steel Dynamics, Inc.	165,100	10,921,365
		48,593,838
Real Estate — 2.6%
Equinix, Inc.	24,000	15,768,480
Invitation Homes Inc.	302,200	10,752,276
Prologis, Inc.	140,300	16,506,295
SBA Communications Corp. Class A	37,400	11,969,870
		54,996,921
Utilities — 3.1%
American Electric Power Company, Inc.	141,600	13,585,104
CenterPoint Energy, Inc.	490,300	14,503,074
CMS Energy Corporation	203,300	13,722,750
FirstEnergy Corp.	323,900	12,434,521
NextEra Energy, Inc.	134,700	10,433,862
		64,679,311
Total Common Stocks
(Cost $1,452,343,251)		2,104,789,698

Schedule of Investments (continued)

June 30, 2022
(unaudited)
	Shares	Value (a)
Other Investments — 0.0%
Financials — 0.0%
Adams Funds Advisers, LLC (b)(d)(f)
(Cost $150,000)		$466,000
Short-Term Investments — 0.8%
Money Market Funds — 0.8%
Morgan Stanley Institutional Liquidity Funds Prime Portfolio, 1.51% (e)	14,713,216	14,710,273
Northern Institutional Treasury Portfolio, 1.21% (e)	1,379,977	1,379,977
Total Short-Term Investments
(Cost $16,090,135)		16,090,250
Total — 100.1%
(Cost $1,468,583,386)		2,121,345,948
Other Assets Less Liabilities — (0.1)%		(2,716,570)
Net Assets — 100.0%		$2,118,629,378

(a)
Common stocks are listed on the New York Stock Exchange or NASDAQ and are valued at the last reported sale price on the day of valuation. See note 1 to financial statements.

(b)
Presently non-dividend paying.

(c)
Non-controlled affiliate, a closed-end sector fund, registered as an investment company under the Investment Company Act of 1940.

(d)
Controlled affiliate valued using fair value procedures.

(e)
Rate presented is as of period-end and represents the annualized yield earned over the previous seven days.

(f)
During the six months ended June 30, 2022, investments in affiliates were as follows:

Affiliate	Shares held	Net realized gain (loss) and long-term capital gain distributions	Dividend income and short-term capital gain distributions	Change in unrealized appreciation	Value
Adams Funds Advisers, LLC (controlled)	n/a	$—	$—	$—	$466,000
Adams Natural Resources Funds, Inc. (non-controlled)	2,186,774	21,868	415,487	6,450,983	42,576,490
Total		$21,868	$415,487	$6,450,983	$43,042,490
The accompanying notes are an integral part of the financial statements.

Principal Changes in Portfolio Securities

During the Six Months Ended June 30, 2022
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
Additions
Abbott Laboratories	$33,343,324	1.4%
Booking Holdings Inc.	25,729,499	0.9
Charles Schwab Corp.	25,658,698	1.1
TransDigm Group Incorporated	24,220,308	0.9
Automatic Data Processing, Inc.	22,160,772	1.0
Pfizer Inc.	19,879,958	0.9
Fidelity National Information Services, Inc.	19,147,218	0.9
Truist Financial Corporation	18,803,729	0.6
Pioneer Natural Resources Company	18,454,246	0.8
Molson Coors Beverage Company Class B	17,419,072	0.8
Linde plc	17,379,235	0.7
Fox Corporation Class A	17,068,308	0.7
Marriott International, Inc. Class A	16,437,935	0.6
Waste Connections, Inc.	15,440,484	0.8
Constellation Brands, Inc. Class A	14,266,806	0.6
Tyson Foods, Inc. Class A	14,127,534	0.6
CMS Energy Corporation	13,823,922	0.6
FirstEnergy Corp.	13,669,131	0.6
YUM! Brands, Inc.	13,423,821	0.6
American Electric Power Company, Inc.	12,867,999	0.6
Verizon Communications Inc.	12,809,692	0.5
Incyte Corporation	12,797,770	0.6
Electronic Arts Inc.	12,547,665	0.5
SBA Communications Corp. Class A	12,448,657	0.6
Invitation Homes Inc.	10,741,155	0.5

Reductions
AbbVie, Inc.	29,916,998	0.9
Adobe Inc.	26,834,725	—
Carrier Global Corporation	25,070,049	—
AmerisourceBergen Corporation	24,322,281	—
Moody’s Corporation	23,400,040	—
Comcast Corporation Class A	20,486,992	—
Honeywell International Inc.	19,190,738	—
EOG Resources, Inc.	18,429,376	—
Analog Devices, Inc.	17,438,368	—
Coca-Cola Company	17,326,733	0.5
Hilton Worldwide Holdings, Inc.	17,319,259	—
Estee Lauder Companies Inc. Class A	17,306,313	—

Principal Changes in Portfolio Securities (continued)

During the Six Months Ended June 30, 2022
(unaudited)
	Dollar Amount Traded in the Period	Percent of Net Assets Held at Period-End
UnitedHealth Group Incorporated	$17,286,754	2.4%
Berkshire Hathaway Inc. Class B	17,235,931	1.2
Netflix, Inc.	16,226,848	—
Morgan Stanley	15,951,414	0.8
IQVIA Holdings Inc.	15,699,560	—
Air Products and Chemicals, Inc.	14,907,478	—
Charter Communications, Inc. Class A	14,689,351	—
CDW Corp.	14,420,340	—
Evergy, Inc.	13,722,656	—
Exelon Corporation	13,505,303	—
Darden Restaurants, Inc.	13,461,039	—
Laboratory Corporation of America Holdings	12,926,731	—
Walt Disney Company	12,654,762	—
TJX Companies, Inc.	11,809,606	—
NIKE, Inc. Class B	11,723,807	—
The transactions presented above are those that exceeded .50% of period-end net assets, representing new positions, fully-eliminated positions, and the largest net additions and reductions to existing portfolio securities, as noted, and exclude those in sector exchange-traded funds.

Disclaimers
This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Fund’s actual results are the performance of the portfolio of stocks held by the Fund, the conditions in the U.S. and international financial markets, the price at which shares of the Fund will trade in the public markets, and other factors discussed in the Fund’s periodic filings with the Securities and Exchange Commission.
This report is transmitted to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if sold, may be worth more or less than their original cost. Past performance is no guarantee of future investment results.

Historical Financial Statistics

(unaudited)
Year	(000’s) Value Of Net Assets	(000’s) Shares Outstanding	Net Asset Value Per Share	Market Value Per Share	Income Dividends Per Share	Capital Gains Distributions Per Share	Return of Capital Distributions Per Share	Total Dividends and Distributions Per Share	Annual Distribution Rate*
2012	$1,155,997	93,030	$12.43	$10.59	$.18	$.49	$—	$.67	6.3%
2013	1,421,551	94,224	15.09	13.07	.22	.62	—	.84	7.1
2014	1,527,773	96,287	15.87	13.68	.20	.98	—	1.18	8.8
2015	1,472,144	97,914	15.04	12.83	.14	.79	—	.93	6.8
2016	1,513,498	99,437	15.22	12.71	.18	.81	—	.99	7.8
2017	1,785,772	101,736	17.55	15.03	.22	1.16	—	1.38	9.8
2018	1,580,889	106,206	14.89	12.62	.21	1.79	—	2.00	12.9
2019	1,951,592	108,865	17.93	15.77	.22	1.20	—	1.42	9.6
2020	2,227,273	111,027	20.06	17.29	.19	.84	—	1.03	6.8
2021	2,652,528	117,872	22.50	19.41	.20	2.78	—	2.98	15.7
June 30, 2022	2,118,629	117,874	17.97	15.34	.12**	.03	—	.15**	—

*
The annual distribution rate is the total dividends and distributions per share divided by the Fund’s average month-end stock price. The average month-end stock price is determined for the twelve months ended October 31, which is consistent with the calculation used for the annual 6% minimum distribution rate commitment adopted in September 2011.

**
Includes amounts declared but not yet paid.

Annual Meeting of Stockholders

(unaudited)
The Annual Meeting of Stockholders was held on April 21, 2022. The following votes were cast for directors:
	Votes For	Votes Withheld
Kenneth J. Dale	85,435,380	4,841,545
Frederic A. Escherich	85,436,876	4,840,049
Mary Chris Jammet	86,459,558	3,817,367
Lauriann C. Kloppenburg	86,480,059	3,796,866
Kathleen T. McGahran	85,448,950	4,827,975
Jane Musser Nelson	87,458,031	2,818,894
Mark E. Stoeckle	85,531,181	4,745,744
A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the Fund for 2022 was approved with 87,742,107 votes for, 1,817,687 votes against, and 717,131 shares abstaining.

Other Information

(unaudited)
Distribution Commitment and Payment Schedule
The Fund established an annual 6% minimum distribution rate commitment that has been met or exceeded since its adoption in 2011. The commitment is not a guarantee, and may be changed by the Board should market or other conditions warrant. Distributions are generated from portfolio income and capital gains derived from managing the portfolio. If such earnings do not meet the distribution commitment, or it’s deemed in the best interest of shareholders, the Fund may return capital.
The Fund presently pays distributions four times a year, as follows: (a) three interim distributions on or about March 1, June 1, and September 1, and (b) a “year-end” distribution, payable in late December, consisting of the estimated balance of the net investment income for the year, the net realized capital gains earned through October 31 and, if applicable, a return of capital. Shareholders may elect to receive the year-end distribution in stock, cash, or both. In connection with this distribution, all shareholders of record are sent a distribution announcement notice and an election card in mid-November. Shareholders holding shares in “street” or brokerage accounts make their election by notifying their brokerage house representative.
Electronic Delivery of Shareholder Reports
The Fund offers shareholders the benefits and convenience of viewing Quarterly and Annual Reports and other shareholder materials online. With your consent, paper copies of these documents will cease with the next mailing and will be provided via e-mail. Reduce paper mailed to your home and help lower the Fund’s printing and mailing costs. To enroll, please visit the following websites:
Registered shareholders with the Fund's transfer agent, American Stock Transfer & Trust Company ("AST"): www.astfinancial.com
Shareholders using brokerage accounts: http://enroll.icsdelivery.com/ADX
Proxy Voting Policies and Record
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities owned by the Fund and the Fund’s proxy voting record for the 12-month period ended June 30, 2022 are available (i) without charge, upon request, by calling the Fund’s toll free number at (800) 638-2479; (ii) on the Fund’s website: www.adamsfunds.com; and (iii) on the Securities and Exchange Commission’s website: www.sec.gov.
Statement on Quarterly Filing of Complete Portfolio Schedule
In addition to publishing its complete schedule of portfolio holdings in the First and Third Quarter Reports to Shareholders, the Fund also files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the Securities and Exchange Commission on Form N-PORT. The form is available on the Commission’s website: www.sec.gov. The Fund also posts a link to its filings on its website: www.adamsfunds.com.

Adams Diversified Equity Fund, Inc.

Board of Directors
Kenneth J. Dale (1) (5)	Lauriann C. Kloppenburg(1)(3) (4)	Mark E. Stoeckle (1)
Frederic A. Escherich (1) (3) (4)	Kathleen T. McGahran (1) (2) (3)
Mary Chris Jammet (2) (4)	Jane Musser Nelson (2) (3)

(1)
Member of Executive Committee

(2)
Member of Audit Committee

(3)
Member of Compensation Committee

(4)
Member of Nominating and Governance Committee

(5)
Chair of the Board

Officers
Mark E. Stoeckle	Chief Executive Officer and President
James P. Haynie, CFA	Executive Vice President
D. Cotton Swindell, CFA	Executive Vice President
Brian S. Hook, CFA, CPA	Vice President, Chief Financial Officer and Treasurer
Janis F. Kerns	Vice President, General Counsel, Secretary and Chief Compliance Officer
Gregory W. Buckley	Vice President—Research
Xuying Chang, CFA	Vice President—Research
Steven R. Crain, CFA	Vice President—Research
Michael A. Kijesky, CFA	Vice President—Research
Michael E. Rega, CFA	Vice President—Research
David R. Schiminger, CFA	Vice President—Research
Jeffrey R. Schollaert, CFA	Vice President—Research
Christine M. Sloan, CPA	Assistant Treasurer and Director of Human Resources

500 East Pratt Street, Suite 1300, Baltimore, MD 21202
410.752.5900   800.638.2479
Website: www.adamsfunds.com
Email: investorrelations@adamsfunds.com
Tickers: ADX (NYSE), XADEX (NASDAQ)
Independent Registered Public Accounting Firm: PricewaterhouseCoopers LLP
Custodian of Securities: The Northern Trust Company
Transfer Agent & Registrar: American Stock Transfer & Trust Company, LLC
Stockholder Relations Department
6201 15th Avenue
Brooklyn, NY 11219
(877) 260-8188
Website: www.astfinancial.com
Email: info@astfinancial.com

Item 2. Code of Ethics.

Item not applicable to semi-annual report.

Item 3. Audit Committee Financial Expert.

Item not applicable to semi-annual report.

Item 4. Principal Accountant Fees and Services.

Item not applicable to semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Item not applicable to semi-annual report.

Item 6. Investments.

(a) This schedule is included as part of the Report to Stockholders filed under Item 1 of this form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

	Total Number of Shares (or Units) Purchased	Average Price Paid per Share (or Unit)	Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
1/1/ 22-1/31/22	0	$--	0	4,921,252
2/1/22-2/28/22	0	--	0	4,921,252
3/1/22-3/31/22	0	--	0	4,921,252
4/1/22-4/30/22	0	--	0	4,921,252
5/1/22-5/31/22	0	--	0	4,921,252
6/1/22-6/30/22	0	--	0	4,921,252
Total	0	$--	0

(1) There were no shares purchased other than through a publicly announced plan or program.

(2a) The share repurchase plan was announced on December 11, 2014, with an additional authorization announced on December 18, 2018. On September 22, 2020, the Fund announced an enhanced discount management and liquidity program whereby purchases will occur when the discount exceeds 15% of net asset value for at least 30 consecutive trading days.

(2b) The share amount approved in 2014 was 5% of then-outstanding shares, or 4,667,000 shares, and 5,314,566 additional shares were approved in 2018.

(2c) The share repurchase plan has no expiration date.

(2d) None.

(2e) None.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A), or this Item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosures of Securities Lending Activities for Closed-End Management Investment Companies.

Item not applicable to semi-annual report.

Item 13. Exhibits.

(a)	(1)	Not applicable; see registrant’s response to Item 2 above.

	(2)	Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

	(3)	Written solicitation to purchase securities: not applicable.

	(4)	Change in independent public accountant: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Adams Diversified Equity Fund, Inc.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	August 1, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mark E. Stoeckle
Mark E. Stoeckle
Chief Executive Officer & President
(Principal Executive Officer)

Date:	August 1, 2022

By:	/s/ Brian S. Hook
Brian S. Hook
Vice President, Chief Financial Officer & Treasurer
(Principal Financial Officer)

Date:	August 1, 2022